Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,502,487.50
Previously Paid Amount	3,108.43
Total Fee Amount	3,138.93
Total Offset Amount	0.00
Net Fee	$ 30.50